UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 17, 2005

                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    0-26057            82-0507874
-----------------------------     -------------        -------------
(State or other jurisdiction       (Commission         (I.R.S. Employer
         of incorporation)          File Number)      Identification No.)

      150 Lucius Gordon Drive,  Suite 215
            West Henrietta, New York                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)

                                 (585) 214-2441
                            -------------------------
                         (Registrant's telephone number)

Item 2.02 Results of Operations and Financial Condition

On October 17, 2005, we issued a press release announcing the filing of our quarterly report on Form 10-Q for the three months ended August 31, 2005. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number   Exhibit

99.1 Press Release dated October 17, 2005: Biophan Technologies Files 10-Q for Quarter Ended August 31, 2005 - Company
         Discloses Results of Operations


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIOPHAN TECHNOLOGIES, INC.
                                              ----------------------------------
                                                    (Registrant)

                                              /S/ Robert J. Wood
Date 10/17/05                                 ----------------------------------
    ---------                                       (Signature)

                                              Robert J. Wood
                                              CFO, Treasurer, Secretary
                                              (Principal Financial Officer)